UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 27, 2022

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Cottonwood Communities, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-56165	61-1805524
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1245 Brickyard Road, Suite 250
Salt Lake City, Utah 84106
(Address of Principal Executive Offices)
(801) 278-0700
(Registrant’s Telephone Number, Including Area Code)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.     Other Events.

As previously disclosed in the Current Report on Form 8-K of Cottonwood Communities, Inc. (“CCI”) filed with the Securities and Exchange Commission on July 13, 2022 (the “Prior 8-K”) and incorporated herein by reference, CCI, Cottonwood Multifamily Opportunity Fund, Inc. (“CMOF”), Cottonwood Multifamily Opportunity Fund O.P., LP (“CMOF OP”), Cottonwood Residential O.P., LP (“CROP”) and Cottonwood Communities GP Subsidiary, LLC, a wholly owned subsidiary of CCI (“Merger Sub”), entered into an Agreement and Plan of Merger on July 8, 2022 (the “Merger Agreement”).

The stockholders of CMOF approved the Company Merger (as defined below) contemplated by the Merger Agreement at a special meeting of stockholders of CMOF held on September 26, 2022.

On September 27, 2022, upon the terms and subject to the conditions of the Merger Agreement, (i) CMOF merged with and into Merger Sub, with Merger Sub surviving as a direct, wholly owned subsidiary of CCI (the “Company Merger”) and (ii) CMOF OP merged with and into CROP, with CROP surviving (the “Partnership Merger” and, together with the Company Merger, the “Merger”). At such time, in accordance with the Maryland General Corporation Law, the Maryland Limited Liability Company Act and the Delaware Revised Uniform Limited Partnership Act, as applicable, the separate existences of CMOF and CMOF OP ceased.

At the effective time of the Company Merger, each issued and outstanding share of CMOF’s common stock, $0.01 par value per share (“CMOF Common Stock”), was converted into 0.8669 shares of Class A common stock of CCI, $0.01 par value per share. Shares of CMOF Common Stock held as of immediately prior to the effective time of the Company Merger by CCI, any wholly owned subsidiary of CCI, or any wholly owned subsidiary of CMOF were automatically canceled in connection with the Company Merger without receiving payment.

At the effective time of the Partnership Merger, each outstanding common unit of partnership interests in CMOF OP (“CMOF OP Partnership Unit”) were converted into 0.8669 common units of partnership interest in CROP (“CROP Common Units”). CMOF OP Partnership Units held as of immediately prior to the effective time of the Partnership Merger by CCI, any wholly owned subsidiary of CCI, CMOF, or any wholly owned subsidiary of CMOF were canceled in connection with the Partnership Merger without receiving payment.

The foregoing description of the Merger Agreement contained in this Item 8.01 does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Merger Agreement, a copy of which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K.

The Company Merger is intended to qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Internal Revenue Code of 1986, as amended.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger dated July 8, 2022, by and among CCI, Merger Sub, CROP, CMOF, and CMOF OP (incorporated by reference to Exhibit 2.1 to CCI’s Current Report on Form 8-K filed July 13, 2022).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COTTONWOOD COMMUNITIES, INC.

By:	/s/ Enzio Cassinis
Name:	Enzio Cassinis
Title:	President

Date:   September 27, 2022